UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 3, 2016, Coty Inc. (the “Company”) provided supplemental information regarding the previously announced proposed transaction with The Procter & Gamble Company (“P&G”) in connection with presentations to analysts and investors. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 3, 2016, the Company also issued a press release providing an update on the proposed transaction with P&G. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished with this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this communication are forward-looking statements. These forward-looking statements reflect the Company’s current views with respect to the completion of the transaction with P&G. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “ambition,” “expect,” “should,” “would,” “could,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” “opportunity,” “potential,” and similar words or phrases. Actual results may differ materially from the results predicted due to risks and uncertainties including inaccuracies in our assumptions in evaluating the transaction, difficulties in integrating certain assets relating to P&G’s fine fragrances, salon professional, cosmetics and retail hair color businesses, as well as select hair styling brands (“P&G Beauty Brands”) into the Company and other difficulties in achieving the expected benefits of the transaction. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual results to differ materially from such statements.

Risks and uncertainties relating to the proposed transaction with P&G include, but are not limited to: uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated, including certain licensor consents; competitive responses to the transaction; litigation relating to the transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the ability of the Company to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; the ability of the Company to promptly and effectively integrate P&G Beauty Brands and the Company; the effects of the business combination of the Company and P&G Beauty Brands, including the combined company’s future financial condition, operating results, strategy and plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under “Risk Factors” in the Company’s Registration Statement on Form S-4 filed on April 22, 2016, under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and other periodic reports the Company has filed and may file with the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Additional Information

In connection with the proposed transaction, the Company and Galleria Co. have filed registration statements on Form S-4 and Form S-4/S-1, respectively, with the SEC, which are not yet effective, registering shares of the Company’s common stock and common stock of Galleria Co. The Company’s registration statement also includes a prospectus of the Company relating to the proposed transaction. The Company will also file an information statement relating to the proposed transaction. P&G shareholders are urged to read the prospectus that will be included in the registration statements and any other relevant documents when they become available, and the Company shareholders are urged to read the information statement and any other relevant documents when they become available, because they will contain important information about the Company, P&G Beauty Brands and the proposed transaction. The documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from the Company upon written request to Kevin Monaco, Coty Inc., Investor Relations, 350 Fifth Avenue, New York, New York 10118 or by calling 212-389-7300.

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the above described transactions, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated May 3, 2016.
99.2	Press release of the Company, dated May 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	May 3, 2016	By:	/s/ Patrice de Talhouët
			Name:	Patrice de Talhouët
			Title:	Chief Financial Officer

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation, dated May 3, 2016.
99.2	Press release of the Company, dated May 3, 2016.